Exhibit 10.16

                       HYATT GAMING COLLATERAL ASSIGNMENT
                       ----------------------------------


     THIS HYATT GAMING COLLATERAL ASSIGNMENT (as amended, supplemented or otherwise modified from time to time, this "Hyatt Gaming Collateral Assignment") is made as of March 14, 2000 by and between WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation, (the "Company"), in favor of HYATT GAMING MANAGEMENT, INC., a Nevada corporation, together with its successors and assigns, the "Lender").

                                    RECITALS
                                    --------

     WHEREAS, the Company and SunTrust Bank, a Georgia banking corporation, as trustee (herein, together with its successors in such capacity called the "Indenture Trustee"), are, contemporaneously with the execution and delivery of this Hyatt Gaming Collateral Assignment, entering into that certain Indenture dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture") pursuant to which the Company (i) is issuing its 13% Series A First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series A Notes"), and (ii) will issue its 13% Series B First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series B Notes", and together with the Series A Notes, the "Original Notes"), in the original aggregate principal amount of $100,000,000 and pursuant to which the Company may issue additional notes up to an aggregate principal amount of $35,000,000 in the same series as the Original Notes (such notes, together with any notes issued in replacement thereof or exchange therefor, the "Additional Notes", and together with the Original Notes, the "Notes"). All initial capitalized terms used, but not defined, herein shall have the meaning set forth in the Subordinated Loan Agreement;

     WHEREAS, it is a condition precedent to the purchase of the Notes that the Company shall have executed and delivered that certain Collateral Assignment, of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "First Collateral Assignment") to the Indenture Trustee for itself and the ratable benefit of the holders from time to time of the Notes to secure the payment and performance of the Obligations (as defined in the First Collateral Assignment);

     WHEREAS, the Company and Lender are, contemporaneously with the execution and delivery of this Hyatt Gaming Collateral Assignment, entering into that certain Subordinated Loan Agreement dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement") pursuant to which Lender is loaning the Company the principal amount of $7,500,000 (the "Subordinated Loan"). To evidence the Subordinated Loan, the Company has executed and delivered to Lender that certain Subordinated Promissory Note of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Note"). All initial capitalized terms used, but not defined, herein shall have the meaning set forth in the Subordinated Loan Agreement;

     WHEREAS, it is a condition precedent to Lender's making of the Subordinated Loan that the Company shall have executed and delivered this Hyatt Gaming Collateral Assignment to Lender to secure the payment and performance of the Obligations (as hereinafter defined); and

     WHEREAS, Lender, the Company and the Indenture Trustee have entered into that certain Intercreditor Subordination and Collateral Agreement, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement") of even date herewith to establish the relative priorities of the indebtedness owing by the Company and each of the liens securing such indebtedness.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lender to enter into the Subordinated Loan Agreement, the Company agrees as follows:

     1. Assignment. As security for the due and punctual payment and performance of all indebtedness and obligations of the Company, now or hereafter due under the Subordinated Loan Agreement, the Subordinated Note, the Collateral Documents and all other documents, agreements and instruments (in each case, as amended, supplemented or otherwise modified from time to time), now or hereafter executed and delivered in connection with the Subordinated Loan Agreement, collectively, the "Transaction Documents"), whether or not arising after the commencement of a proceeding under Bankruptcy Law (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or prescriptive period or such obligation or liability may otherwise be unenforceable (collectively, the "Obligations"), the Company hereby assigns and transfers to the Lender, and hereby grants to Lender, a security interest in all of the Company's right, title and interest, to the extent assignable and transferable, whether now existing or hereafter arising and whether now owned or hereafter acquired, wherever located, in, to and under the following (collectively, the "Assigned Collateral"):

     (a) all contracts (including, without limitation, the Excavation Contract, Construction Contract, Architect Contract and all other construction contracts and architectural design, engineering and development contracts and agreements, subcontracts, service agreements, supply agreements and other such contracts and agreements) between the Company and other persons, and all amendments, modifications, additions and changes thereto, in each case relating to the Project;

     (b) all plans, specifications, engineering reports, soil and environmental reports, site plans, surveys, working drawings, shop drawings, other reports, drawings and plans and other such documents, and all amendments, modifications, supplements, general conditions, addenda, additions and changes thereto, in each case relating to the Project;

     (c) all other contracts, agreements, documents and instruments now existing or hereafter arising relating to the Project, including, without limitation, any and all construction, architectural and engineering contracts, plans and specifications, drawings, and surveys, bonds, permits, licenses and other governmental approvals and all other Plans (all of the foregoing in subsections (a) through (c), collectively, the "Contracts and Documents"); and

     (d) all proceeds of the foregoing, including, without limitation, (i) whatever is now or hereafter receivable or received upon the sale, exchange, collection or other disposition of any of the Contracts and Documents, whether voluntary or involuntary, (ii) any such items which are now or hereafter acquired with any proceeds of Contracts and Documents, and (iii) any insurance or payments under any indemnity, warranty or guaranty now or hereafter payable by reason of loss or damage or otherwise with respect to any Contracts and Documents or any proceeds thereof.

     Notwithstanding the foregoing, the Assigned Collateral shall not include any of the following (collectively, the "Excluded Assets"): (i) Gaming Licenses,
(ii) Liquor Licenses, (iii) all gaming devices, other licenses or permits and any interest in such gaming devices, licenses or permits to the extent (but only to the extent) that the Gaming Laws or Liquor Laws, as applicable, prohibit, as of the date hereof, the Debtor from granting a security interest therein without the approval of the relevant Gaming Authority or Liquor License Authority (but only to the extent such approval has not been obtained), (iv) FF&E to the extent that (1) the purchase or lease of such FF&E is not financed with the proceeds of the Notes but with the proceeds of an FF&E Financing and (2) the Debtor is permitted to enter into such FF&E Financing for such FF&E under the Indenture and (v) the Hyatt Intellectual Property, the Protected Marks and the Protected Name; provided, further, that (x) any such Excluded Asset now owned or hereafter acquired by the Debtor shall automatically become part of the Collateral when and to the extent it may subsequently be made subject to such a lien and/or such approval of the Gaming Authority or Liquor License Authority, as applicable, is obtained and/or such FF&E Financing has been repaid, satisfied or terminated and
(y) all proceeds of any Excluded Assets shall be subject to the continuing security interest granted hereunder to the full extent permitted under applicable Gaming Laws or Liquor Laws or the terms of the FF&E Financing; provided, still further, that the security interest granted herein in the Cash Collateral Accounts shall be subordinated to the lien of the Indenture Trustee in such accounts to the extent, but only to the extent, set forth in the Intercreditor Agreement.

     The Assigned Collateral includes, without limitation, those certain contracts and agreements set forth in Exhibit A attached hereto and made a part hereof.

     The Company shall obtain from each other party to the Contracts and Documents a Consent to Assignment in the form Exhibit B attached hereto and made a part hereof.

     2. Rights of the Company. This Hyatt Gaming Collateral Assignment is an assignment for security purposes only. Accordingly, notwithstanding anything to the contrary set forth herein, the Company shall retain all rights with respect to the Contracts and Documents, including, without limitation, the right to enforce all rights of such Company thereunder, except during a period when an Event of Default has occurred and is continuing.

     3. Representations and Warranties of the Company. The Company represents and warrants to Lender as of the date hereof that (a) the Company has provided to Lender true and complete copies of all Contract and Documents executed as of the date hereof, and that none of the Contracts and Documents has been amended or modified, except as set forth herein or as previously disclosed in writing to Lender, (b) except for Permitted Liens, the Company has not assigned or granted a security interest in any of the Contracts and Documents or the proceeds thereof to anyone other than Lender and the Indenture Trustee under the First Collateral Assignment Agreement, and (c) the Company is not in default, and no event has occurred that with notice or lapse of time or both would constitute a default by the Company, or to the Company's knowledge, any other party under any of the Contracts and Documents.

     4. Covenants of the Company. The Company agrees that (a) the Company will not further assign, encumber or permit the assignment, transfer or encumbrance of any of the Contracts and Documents or the proceeds thereof without the prior written consent of (i) Lender, except as otherwise permitted under the Subordinated Loan Agreement, and (ii) any surety or guarantor under any performance or completion bond to the extent that failure to obtain such consent would affect the validity or coverage provided by such bond; (b) the Company will perform and discharge each material obligation, covenant and agreement to be performed by the Company under each Contract and Document, at no cost or expense to Lender; (c) the Company will use its commercially reasonable best efforts to enforce or secure the performance of each material obligation, covenant or agreement of the other parties to each Contract and Document; and
(d) the Company will not modify, amend, supplement or in any way join in the release of any rights of the Company under any of the Contracts and Documents or modify, amend, supplement or in any way join in the discharge of any obligations of any counterparty under any Contract or Document, without the prior written consent of (i) Lender to the extent that such modification, amendment, supplement, release or discharge would be in any material way adverse to Lender, and (ii) any surety or guarantor under any performance or completion bond to the extent that failure to obtain such consent would affect the validity or coverage provided by such bond except in each case with the Lender's prior written consent.

     5. Limitation of Lender's Obligations. Nothing in this Assignment shall constitute an assumption of any obligation by Lender under the Contracts and Documents. The Company shall continue to be liable for all obligations thereunder and hereby agrees to perform all such obligations, to comply with all terms and conditions of the Contracts and Documents, and to take such steps as may be necessary or appropriate to secure performance by all other parties thereto. The Company shall defend, indemnify and hold Lender harmless from and against all liabilities, damages, losses, costs, and expenses, including, without limitation, attorneys' fees, arising from or related to any failure by the Company to perform any obligation of the Company under any of the Contracts and Documents, which indemnity and hold harmless agreement shall survive the payment and performance of the Obligations.

     6. Cure by Lender. At any time upon and during the continuation of an Event of Default, Lender shall have the right, but shall have no obligation, to take all actions that Lender may determine to be necessary or appropriate to cure any breach or default under any of the Contracts and Documents and to protect the rights of the Company or Lender thereunder, and may do so in Lender's name, in the name of the Company or otherwise. If any such action taken by Lender shall prove to be inadequate or invalid in whole or in part, Lender shall not incur any liability on account thereof, and the Company hereby agrees to defend, indemnify and hold Lender harmless from and against all liabilities, damages, losses, costs, and expenses, including, without limitation, reasonable attorneys' fees, which Lender may incur or to which it may become subject in exercising any of its rights under this Hyatt Gaming Collateral Assignment, except for those arising from the gross negligence or willful misconduct of Lender, which indemnity and hold harmless agreement shall survive the payment and performance of the Obligations.

     7. Rights and Remedies. Upon the occurrence of an Event of Default under the Subordinated Loan Agreement, irrespective of whether a notice of default has been given with respect to such Event of Default (unless required by the Subordinated Loan Agreement), and with or without bringing any action or proceeding, Lender may, at its option, succeed to and proceed to enforce all of the rights, interests and remedies of the Company under the Contracts and Documents, amend, modify, cancel, terminate or replace the same, reassign the Company's right, title and interest therein to any other person, and exercise any and all other rights of the Company under the Contracts and Documents, either in person or through an agent, receiver or keeper, without further notice to or consent by the Company, and without regard to the adequacy of security for the Obligations or the availability of any other remedies. The exercise of any of the foregoing rights or remedies shall not cure or waive any Default under the Subordinated Loan Agreement or any other Transaction Document, or waive, modify or affect any notice of default thereunder, or invalidate any act done pursuant to any such notice. In addition to the rights and remedies of Lender as set forth in this Hyatt Gaming Collateral Assignment, Lender shall be entitled to the benefit of all other rights and remedies set forth in the Subordinated Loan Agreement and the other Transaction Document, at law or in equity. Without limiting the foregoing, the Company hereby irrevocably constitutes and appoints Lender, upon the occurrence and during the continuance of an Event of Default, as its attorney-in-fact to demand, receive and enforce the Company's rights with respect to the Contracts and Documents, to give appropriate receipts, releases and satisfactions for and on behalf of the Company, and to do any and all acts in the name of the Company with the same force and effect as the Company could do if this Assignment had not been made. Such appointment is irrevocable and coupled with an interest until payment in full and complete performance of all the Obligations. Lender may appoint a substitute attorney-in-fact. The Company ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, the Company will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect such ratification.

     8. Additional Instruments. With respect to both existing and future Contracts and Documents, the Company hereby agrees to execute and deliver, at its sole cost and expense, such additional assignments and other documents as Lender may reasonably request in order to implement the provisions of this Assignment.

     9. Gaming Laws and Regulations. The Company acknowledges that, to the extent required under applicable law, the consummation of the transactions contemplated hereby and the exercise of remedies hereunder may be subject to the Colorado Limited Gaming Act and the regulations promulgated pursuant to each such law, all as amended from time to time. The parties hereto further acknowledge that the Gaming License held by the Company is not part of the collateral of this Assignment and that, under the above described legislation and rules promulgated thereunder, Lender may be precluded from or otherwise limited in taking possession of or in selling the collateral of this Assignment under the rights and remedies provisions of this Hyatt Gaming Collateral Assignment and the other Transaction Documents. The parties hereto also acknowledge that due to various legal restrictions, including, without limitation, licensing of operators of gaming facilities and prior approval of the sale or disposition of assets of a licensed gaming operation, the sale of collateral may be denied by Gaming Authorities or delayed pending approval of Gaming Authorities.

     10. Conflicts with Subordinated Loan Agreement. In the event of any conflict between the provisions of this Hyatt Gaming Collateral Assignment and those of the Subordinated Loan Agreement, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the applicable provisions or definitions of the Subordinated Loan Agreement shall govern.

     11. Notice. All notices, requests and other communications provided for hereunder shall be given in accordance with Section 7.13 of the Subordinated Loan Agreement. A copy of any notice provided pursuant to this Hyatt Gaming Collateral Assignment shall be provided to Hyatt Gaming Management, Inc. at its address as set forth in the Management Agreement.

     12. Successors and Assigns; Third Party Beneficiaries. This Assignment shall be binding upon and inure to the benefit of the parties, and their respective permitted successors and permitted assigns. This Assignment shall not confer any rights or remedies upon any third party.

     13. No Waiver. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     14. Termination and Release. Upon the indefeasible payment in full of all Obligations (other than Unmatured Surviving Obligations) of the Company under the Subordinated Loan Agreement, the Subordinated Note, this Hyatt Gaming Collateral Assignment, the other Collateral Documents and any other document or other agreement executed in connection herewith or therewith, or upon Legal Defeasance or Covenant Defeasance, Lender shall, at the request of the Company, deliver a certificate to the Debtor stating that such Obligations have been paid in full, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination Lender shall, at the Company's cost and expense, execute and deliver to the Company such termination statements and such other documents as the Company shall reasonably request to effect or evidence the termination and release of such security interest in Collateral. For the purposes hereof, the term "Unmatured Surviving Obligation" means, as of any date, an Obligation which is contingent and unliquidated and not due and owing on such date and which, pursuant to provisions of the Subordinated Loan Agreement, the Subordinated Note, this Hyatt Gaming Collateral Agreement, the other Collateral Documents and any other document or agreement executed in connection herewith or therewith, survives termination of such documents or agreements and the indefeasible payment in full of the Senior Notes.

     15. Waiver of Trial By Jury. LENDER AND THE COMPANY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER, (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS HYATT GAMING COLLATERAL ASSIGNMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     16. Governing Law; Severability. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. If any term or provision of this Assignment is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions of this Assignment, or the validity or enforceability of such affected terms or provisions at any other time or in any other jurisdiction.

     17. Conflicts with Subordinated Loan Agreement and Other Collateral Documents. Notwithstanding any other provision of this Agreement, the terms and provisions of this Agreement shall be subject and subordinate to the terms of the Subordinated Loan Agreement. To the extent that the Subordinated Loan Agreement provides Pledgor with a particular cure or notice period, or establishes any limitations or conditions on the lender's actions with regard to a particular set of facts, Pledgor shall be entitled to the same cure periods and notice periods, and Lender shall be subject to the same limitations and conditions in place of the cure periods, notice periods, limitations and conditions provided for under the Subordinated Loan Agreement; provided, however, that such cure periods, notice periods, limitations and conditions shall not be cumulative as between the Subordinated Loan Agreement and this Agreement. In the event of any conflict between the provisions of this Hyatt Gaming Collateral Assignment and those of the Subordinated Loan Agreement, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the applicable provisions or definitions in the Subordinated Loan Agreement shall govern.

     18. Entire Agreement; Amendments to Agreement. This Hyatt Gaming Collateral Assignment sets forth the entire understanding and agreement of the parties hereto, and shall supersede any other agreements and understandings (written or oral) between the parties hereto on or prior to the date of this Hyatt Gaming Collateral Assignment with respect to the transaction contemplated in this Hyatt Gaming Collateral Assignment. No amendment or modification to any terms of this Hyatt Gaming Collateral Assignment, or cancellation of this Hyatt Gaming Collateral Assignment, shall be valid unless in writing and executed and delivered by both the parties hereto.

     19. Facsimile; Counterparts. Either party may deliver an executed signature page to this Hyatt Gaming Collateral Assignment by facsimile transmission to the other party, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such party shall deliver an original signature page to the other party promptly thereafter. This Hyatt Gaming Collateral Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.

     20. Intercreditor Agreement. This Hyatt Gaming Collateral Assignment is made subject to all terms and conditions of the Intercreditor Agreement.

                  [Remainder of page intentionally left blank;
                          Signatures on following page]

     IN WITNESS WHEREOF, the Company has executed this Hyatt Gaming Collateral Assignment as of the date first above written.




                                   Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------






             [Signature Page to Hyatt Gaming Collateral Assignment]

                                    EXHIBIT A

                         LIST OF CONTRACTS AND DOCUMENTS
                         -------------------------------


1. Standard Form of Agreement Between Owner and Architect with Standard Form of Architect's Services (AIA Document B141-1997, 1997 Edition Electronic Format), dated January 31, 2000, by and between Windsor Woodmont, L.L.C., as owner ("WWLLC"), and Paul Steelman, Ltd., as architect ("Architect").

     Settlement Agreement, dated as of even date herewith, by and among, inter alia, WWLLC and Architect.

     General Assignment, dated as of even date herewith, from WWLLC to Company.

2. Standard Form of Agreement Between Owner and Contractor (AIA Document A101/CMa), dated May 14, 1998, by and between WWLLC, as owner, and D. H. Blattner & Sons, Inc., as contractor ("Contractor").

     Supplement to AIA Document A101/CMa Standard Form of Agreement Between Owner and Contractor, dated May 14, 1998, by and between WWLLC and Contractor.

     Amendment, dated June 15, 1998, by and between WWLLC and Contractor.

     Second Amendment to Standard Form of Agreement Between Owner and Contractor, dated December 31, 1999, by and between WWLLC and Contractor.

     General Assignment, dated as of even date herewith, from WWLLC to Company.

3. Standard Form of Agreement Between Owner and Contractor, dated January 25, 2000, by and between WWLLC, as owner, and PCL Construction Services, Inc., as contractor.

     General Assignment, dated as of even date herewith, from WWLLC to Company.

                                    EXHIBIT B

        FORM OF CONSENT TO HYATT GAMING COLLATERAL ASSIGNMENT OF CONTRACT
        -----------------------------------------------------------------

     THIS CONSENT TO HYATT GAMING COLLATERAL ASSIGNMENT OF CONTRACT (this "Consent") is made as of _______________, 2000, by ____________________, a
___________________________ ("Contracting Party"), for Hyatt Gaming Management, Inc., a Nevada corporation (the "Lender").

                                    RECITALS
                                    --------

     WHEREAS, Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Company") and Lender have entered into that certain Subordinated Loan Agreement dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement") pursuant to which Lender loaned the Company the principal amount of $7,500,000 (the "Subordinated Loan"). To evidence the Subordinated Loan, the Company executed and delivered to Lender that certain Subordinated Promissory Note dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Note"). All initial capitalized terms used, but not defined, herein shall have the meanings set forth in the Subordinated Loan Agreement;

     WHEREAS, the portion of the proceeds of the Notes have been deposited into an escrow account pursuant to a Cash Collateral and Disbursement Agreement (the "Disbursement Agreement") as of March 14, 2000 among Norwest Bank Minnesota, N.A., a national association, as disbursement agent (the "Disbursement Agent"), Suntrust Bank, a Georgia banking association, as trustee, Lender, First American Heritage Title Company, a Colorado corporation, as escrow agent, and RE TECH+, Inc., a Colorado corporation, as independent construction consultant (the "Independent Construction Consultant"), and the Company;

     WHEREAS, the Company must use the proceeds of the Subordinated Note for the construction of the Project (as defined in the Disbursement Agreement). The Contracting Party and the Company are parties to that certain _____________________________________ [name of contract] dated as of
_______________ (the "Contract") relating to the design, construction and/or operation of the Project. The Company has executed a Hyatt Gaming Collateral Assignment dated of even date with the Subordinated Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Hyatt Gaming Collateral Assignment"), in favor of Lender, collaterally assigning all of the Company's right, title and interest in and to, among other things, the Contract, in order to secure the obligations of the Company under, among other documents, the Subordinated Loan Agreement and the Subordinated Note (the "Obligations"); and

     WHEREAS, pursuant to the Contract, the Company and Lender require the consent of Contracting Party with respect to the Hyatt Gaming Collateral Assignment and the matters related thereto as set forth herein.

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Contracting Party agrees as follows:

          1. Consent to Assignment. Pursuant to the Contract, the Contracting Party has performed or supplied, or agreed to perform or supply, certain services, materials or documents in connection with the Project in accordance with the terms of the Contract. The Contracting Party hereby consents to the assignment of the Contract by the Company to Lender as provided in the Hyatt Gaming Collateral Assignment and this Consent.

          2. The Company's Default under Contract. If the Company defaults under the Contract, before exercising any remedy, the Contracting Party shall deliver to Lender at the address and in the manner set forth in Section 16 hereof (or such other address provided thereby in writing to the Company), written notice of such default, specifying the nature of the default and the steps necessary to cure the same, and clearly marked as a notice of default pursuant to this Paragraph 2. If the Company fails to cure the default within the time permitted under the Contract, then Lender shall have an additional thirty (30) days after the expiration of the time permitted under the Contract (but in no event less than an additional thirty (30) days after the receipt by Lender of said notice from Contracting Party) within which Lender shall have the right, but not the obligation, to cure such default; provided, however, that, with respect to payment defaults only, Lender shall have thirty (30) days from receipt of notice of such default within which Lender shall have the right, but not the obligation, to cure such default. The Contracting Party's delivery of such a notice of default to Lender and Lender's failure to cure the same within the said additional period shall be conditions precedent to the exercise of any right or remedy of Contracting Party arising by reason of such default, except that the Contracting Party shall not be required to continue performance under the Contract for the said additional period, unless and until Lender agrees to pay the Contracting Party for that portion of the work, labor and materials rendered during the said additional period.

          3. Certificate of Default Status. Upon the written request of Lender at any time and from time to time, the Contracting Party shall furnish to Lender, within five (5) business days of receipt of such request, a certificate stating whether, as of such request receipt date, the Company is in default on the Contract and, if so, the nature of the default and the steps necessary to cure the same. Such certificate shall not constitute a written notice of default pursuant to Paragraph 2 unless clearly marked as such.

          4. Company's Default under Obligations. If Lender gives written notice to the Contracting Party that the Company has defaulted under the Obligations and requests that the Contracting Party continue its performance under the Contract, the Contracting Party thereafter shall perform for Lender under the Contract in accordance with its terms, so long as the Contracting Party shall be paid pursuant to the Contract for all work, labor and materials rendered or supplied thereunder, including payment of any amounts due to Contracting Party for work performed or materials supplied up to and including the date of the Company's default.

          5. Performance for Lender. If Lender (a) cures any default by the Company pursuant to Paragraph 2, (b) gives written notice to the Contracting Party that the Company has defaulted under the Collateral Documents pursuant to Paragraph 4, (c) becomes the owner of the Project, (d) undertakes to complete the construction of the Project pursuant to its rights under the Collateral Documents, or (e) following a Default or an Event of Default under either the Disbursement Agreement or the Subordinated Loan Agreement, or otherwise requires the performance of the Contracting Party's obligations under the Contract or the use of any plans and specifications, drawings, surveys or other materials or documents previously prepared or provided by the Contracting Party pursuant to the Contract, then in any such event, so long as Contracting Party has received and continues to receive the compensation required under the Contract related thereto, Lender shall have the right to obtain performance from the Contracting Party of all of its obligations under the Contract, and to use all such plans and specifications, drawings, surveys and other materials and documents, and the ideas, designs and concepts contained therein, in connection with the completion of the Project, without the payment of any additional fees or charges to Contracting Party.

          6. Amendments and Change Orders. The Contracting Party agrees that it will not (a) modify, amend, supplement or in any way join in the release or discharge of the Contracting Party's obligations under the Contract, or (b) perform any work pursuant to any change order or directive unless the same is issued and executed in accordance with the foregoing and the terms and conditions of the Contract, unless (i) such change is commercially reasonable, and (ii) the Independent Construction Consultant consents to such change in writing, or such change is otherwise expressly permitted by the Disbursement Agreement.

          7. List of Subcontracting Parties. Upon the written request of Lender at any time and from time to time, the Contracting Party shall furnish to Lender a current list of all Persons with whom the Contracting Party has entered into subcontracts or other agreements related to the rendering of work, labor or materials under the Contract, together with a statement as to the status of each such subcontract or agreement, and the respective amounts, if any, owed by the Contracting Party with respect thereto.

          8. Compliance with Laws. The Contracting Party shall comply with, and shall report to Lender any failure known to the Contracting Party of the Company, the Project or any Person or entity furnishing materials or services in connection with the construction of the Project to comply with all applicable laws, ordinances, regulations and other legal requirements relating to the construction of the Project.

          9. Contracting Party's Records. At Lender's request, the Contracting Party shall promptly submit to Lender such payroll vouchers, receipts, lien releases and waivers, progress surveys, inspection reports and other documents and papers relating to construction of the Project as Lender may require to protect the priority of the Hyatt Gaming Deed of Trust in favor of Lender on the real property constituting the Project or to verify compliance with the provisions of this Consent and the Disbursement Agreement.

          10. Lender Inspections. Lender, the Independent Construction Consultant and their respective officers, employees, agents and representatives (the "Inspecting Parties") shall have the right at any time to enter the site of the Project and inspect the work of construction and all materials, plans, specifications and other matters relating to the Project or the construction thereof. From time to time, at the Contracting Party's place of business during customary business hours and upon reasonable prior notice, the Inspecting Parties shall also have the right to examine, copy and audit the books, records and accounting data and other documents of the Contracting Party relating to the Project. Any inspection of the Project by Lender or any examination, acceptance or approval by Lender of documents relating to the Project, including, but not limited to, plans, specifications, books, records and vouchers, is for the sole purpose of protecting Lender's rights under the Disbursement Agreement and the other Collateral Documents and its security for the Obligations. The Contracting Party shall not rely on any such inspection, examination, acceptance or approval by Lender. In no event shall the Inspecting Parties be obligated to disclose to the Contracting Party or to the Company the results of any such inspection or examination.

          11. Security of Property and Equipment. The Contracting Party agrees to cooperate with the Company and Lender in preserving their respective ownership and security interests in all personal property relating to the Project, including without limitation building materials, machinery and appliances acquired by the Contracting Party with the proceeds of the Subordinated Note and held or stockpiled on or off the site of the Project for incorporation into or use in connection with the Project.

          12. Representations and Warranties. The Contracting Party represents and warrants to Lender that (a) it is duly licensed to conduct its business in the jurisdiction contemplated by the Contract, and will at all times maintain its license in full force and effect throughout the term thereof, (b) the Contract has not been amended, modified or supplemented except as set forth therein, (c) the Contract constitutes a valid and binding obligation of Contracting Party and is enforceable against Contracting Party in accordance with its terms, (d) there have been no prior assignments of, or any other conveyance of any interest in, the Contract other than to the Indenture Trustee under the First Collateral Assignment, and (e) all obligations of the Company and the Contracting Party under the Contract have been performed as required therein as of the date hereof.

          13. Application of Funds. Nothing herein imposes or shall be construed to impose upon Lender any duty to direct the application of any proceeds of the Subordinated Note, and Contracting Party acknowledges that Lender is not obligated to Contracting Party or any of its subcontracting Parties, materialmen, suppliers or laborers.

          14. Acknowledgment of Inducement. The Contracting Party understands that the execution and delivery of this Consent is a condition precedent to the execution of the Subordinated Loan Agreement and the making of the Subordinated Loan, and that the Contracting Party is executing this Consent to induce Lender to enter into the Subordinated Loan Agreement and make the Subordinated Loan.

          15. Irrevocability. The provisions hereof shall be irrevocable and remain in full force and effect until the Company has fully paid and performed all of the Obligations.

          16. Notices. All notices, requests, demands and other communications (each, a "Notice") required to be provided to the Contracting Party or Lender pursuant to this Consent shall be in writing and shall be delivered (i) in person, (ii) by certified U.S. mail, with postage prepaid and return receipt requested, or (iii) by overnight courier service at the following address:

                  If to Lender:

                  Hyatt Gaming Management, Inc.
                  Madison Plaza - 39th Floor
                  200 West Madison Street
                  Chicago, Illinois 60606
                  Attn:  General Counsel
                  Facsimile No.:  (312) 750-8084

                  If to the Contracting Party:


                  Attn:
                  Facsimile No.:

          All Notices sent by Lender or the Contracting Party shall be deemed to have been received by the party to whom such Notice is sent upon (i) delivery to the address of the recipient party, provided that such delivery is made prior to 5:00 p.m. (local time for the recipient party) on a Business Day, otherwise the following Business Day, or (ii) the attempted delivery of such Notice if (A) such recipient party refuses delivery of such Notice, or (B) such recipient party is no longer at such address, and such recipient party failed to provide the sending party with its current address pursuant to this Section 16. The Contracting Party and Lender shall have the right to change their respective address for the purposes of this Section 16 by providing a Notice of such change in address as required under this Section 16.

          17. No Waiver. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof in the exercise of any other right or remedy

          18. Governing Law; Severability. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the state of New York (including, without limitation, Section 5-1401 of the New York General Obligations Law) without regard to the principles of conflicts of laws thereof. If any term or provision of this Consent is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions of this Assignment, or the validity or enforceability of such affected terms or provisions at any other time or in any other jurisdiction.

          19. Entire Agreement; Amendments to Agreement. This Consent sets forth the entire understanding and agreement of the Contracting Party and Lender, and shall supersede any other agreements and understandings (written or oral) between the Contracting Party and Lender on or prior to the date of this Consent with respect to the transaction contemplated in this Assignment. No amendment or modification to any terms of this Consent, or cancellation of this Consent, shall be valid unless in writing and executed and delivered by both the Contracting Party and Lender.

          20. Facsimile. The Contracting Party may deliver an executed signature page to this Consent by facsimile transmission to Lender, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that the Contracting Party shall deliver an original signature page to Lender promptly thereafter.

   [Remainder of page intentionally left blank; Signatures on following page]

          IN WITNESS WHEREOF, the Contracting Party has executed this Consent as of the date first above written.



                  [Contracting Party],
                  a ____________________


                  By:
                     -----------------------------------------
                  Name:
                       ---------------------------------------
                  Title:
                        --------------------------------------